UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2013

CRYOLIFE, INC.

(Exact name of registrant as specified in its charter)

Florida	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W., Kennesaw, Georgia 30144

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (770) 419-3355

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2	Financial Information

Item 2.02	Results of Operations and Financial Condition.

On July 25, 2013, CryoLife, Inc. (“CryoLife” or the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2013. CryoLife hereby incorporates by reference herein the information set forth in its press release dated July 25, 2013, a copy of which is attached hereto as Exhibit 99.1. Except as otherwise provided in the press release, the press release speaks only as of the date of such press release and it shall not create any implication that the affairs of CryoLife have continued unchanged since such date.

The press release includes earnings per share guidance that excludes expenses related to potential future business development and litigation, and the impact of potential share repurchases. The Company has excluded expenses related to potential future business development from its earnings per share guidance because the Company maintains an active business development program that is subject to changes and is currently unable to predict the level of activity during the remainder of fiscal 2013 if any. The Company has excluded expenses related to potential future litigation because it cannot currently estimate any such expenses, and has excluded the impact of potential share repurchases on earnings per share since the decision to repurchase shares depends on the availability of cash and competing demands on it, as well as on the trading price of the Company’s common stock, which cannot currently be estimated.

The information provided pursuant to this Item 2.02 is to be considered “furnished” pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference into any of CryoLife’s reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

Except for the historical information contained in this report, the statements made by CryoLife are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. CryoLife’s future financial performance could differ significantly from the expectations of management and from results expressed or implied in the press release. Please refer to the last paragraph of the text portion of the press release for further discussion about forward-looking statements. For further information on risk factors, please refer to “Risk Factors” contained in CryoLife’s Form 10-K filed for the year ended December 31, 2012 and its subsequent filings with the Securities and Exchange Commission, as well as in the press release attached as Exhibit 99.1 hereto. CryoLife disclaims any obligation or duty to update or modify these forward-looking statements.

Section 9	Financial Statements and Exhibits.

Item 9.01(d) Exhibits.

(a) Financial Statements.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description

99.1*	Press release dated July 25, 2013

*	This exhibit is furnished, not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOLIFE, INC.

Date: July 25, 2013	By:	/s/ D. A. Lee
	Name:	D. Ashley Lee
	Title:	Executive Vice President, Chief
Operating Officer and Chief
Financial Officer